Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes

6. Income Taxes

The Company has generated both federal and state net operating losses (NOL) of approximately $21 million and $23 million, respectively, which if not used, will begin to expire in 2030. The Company believes that its ability to fully utilize the existing NOL carryforwards could be restricted on a portion of the NOL by changes in control that may have occurred or may occur in the future and by its ability to generate net income. The Company has not yet conducted a formal study of whether, or to what extent, past changes in control of the Company impairs its NOL carryforwards because such NOL carryforwards cannot be utilized until the Company achieves profitability.

Components of deferred income taxes are as follows as of December 31:

Schedule of Deferred Income Taxes

	2023	2022
Deferred Tax Assets
Net operating loss carry forward	$6,823,785	$6,973,587
Stock Compensation	1,035,947	481,144
Other	-	53,268
Gross deferred tax assets	7,859,732	7,507,999
Less valuation allowance	(7,859,732)	(7,507,999)
Net deferred tax assets	-	-

The change in the valuation allowance was $351,734 and $1,384,220 for the years ended December 31, 2023 and 2022, respectively. The effective tax rate for the years ended December 31, 2023 and 2022 differs from the federal and state statutory rates due to the full valuation allowance. The Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. The tax years from inception through December 31, 2023 remain subject to examination by all major taxing authorities due to the net operating loss carryovers. The Company is not currently under examination by any taxing jurisdiction. The Company did not incur any interest or penalties during the years ended December 31, 2023 or 2022.

As a result of the Business Combination, the Company was appointed as the sole managing member of Data Knights. The Company is subject to U.S. federal income taxes, in addition to state and local income taxes. The Company accounts for income taxes using the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the estimated future tax consequences attributable to temporary differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax base. Deferred tax assets and liabilities are determined on the basis of the differences between the consolidated financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the temporary differences are expected to be settled or recovered. Changes in deferred tax assets and liabilities are recorded in the provision for income taxes. In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company considers the scheduled reversal of deferred tax liabilities, projected future income, and tax planning strategies in making this assessment.

The Company has established a valuation allowance related deferred tax assets on deductible temporary differences, tax losses, and tax credit carryforwards. The valuation allowance as of December 31, 2023 was $168.3. The increase in the valuation allowance in fiscal year 2023 of $155.7 million primarily relates to the Company’s investment in Data Knights, and tax carryforward attributes.

As of December 31, 2023, the Company had a U.S. federal net operating loss carryforwards of $10.3 million and gross state net operating loss carryforwards of $8.9 million.